                                                                     EXHIBIT 4.3






================================================================================




                           UNITED VIRGINIA BANKSHARES
                                  INCORPORATED

                                       TO

                                 CHEMICAL BANK,
                                     Trustee


                               -------------------


                                    Indenture



                          Dated as of February 1, 1985



                               -------------------




================================================================================

                     UNITED VIRGINIA BANKSHARES INCORPORATED

          Conciliation and tie between Trust Indenture Act of 1939 and
                     Indenture dated as of February 1, 1985



Trust Indenture
  Act Section                                               Indenture Section
---------------                                             -----------------

ss. 310(a)(1) .........................................       609
       (a)(2) .........................................       609
       (a)(3) .........................................       Not Applicable
       (a)(4) .........................................       Not Applicable
       (b) ............................................       608
                                                              610
ss. 311(a) ............................................       613(a)
       (b) ............................................       613(b)
       (b)(2) .........................................       703(a)(2)
                                                              703(b)
ss. 312(a) ............................................       701
                                                              702(a)
       (b) ............................................       702(b)
       (c) ............................................       702(c)
ss. 313(a) ............................................       703(a)
       (b) ............................................       703(b)
       (c) ............................................       703(a), 703(b)
       (d) ............................................       703(c)
ss. 314(a) ............................................       704
       (b) ............................................       Not Applicable
       (c)(1) .........................................       102
       (c)(2) .........................................       102
       (c)(3) .........................................       Not Applicable
       (d) ............................................       Not Applicable
       (e) ............................................       102
ss. 315(a) ............................................       601(a)
       (b) ............................................       602
                                                              703(a)(6)
       (c) ............................................       601(b)
       (d) ............................................       601(c)
       (d)(1) .........................................       601(a)(1)
       (d)(2) .........................................       601(c)(2)
       (d)(3) .........................................       601(c)(3)
       (e) ............................................       514
ss. 316(a) ............................................       101
       (a)(1)(A) ......................................       502
                                                              512


Trust Indenture
  Act Section                                               Indenture Section
---------------                                             -----------------


       (a)(1)(B) ......................................       513
       (a)(2) .........................................       Not Applicable
       (b) ............................................       508
ss. 317(a)(1) .........................................       503
       (a)(2) .........................................       504
       (b) ............................................      1003
ss. 318(a) ............................................       107

--------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS



                                                                                                             PAGE


PARTIES.........................................................................................................1

RECITALS OF THE COMPANY.........................................................................................1

                                                    ARTICLE ONE
                              DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. DEFINITIONS........................................................................................1

"ACT"...........................................................................................................2

"AFFILIATE".....................................................................................................2

"AUTHENTICATING AGENT"..........................................................................................2

"AUTHORIZED NEWSPAPER"..........................................................................................2

"BANK"..........................................................................................................2

"BOARD OF DIRECTORS"............................................................................................2

"BOARD RESOLUTION"..............................................................................................2

"BUSINESS DAY"..................................................................................................2

"CAPITAL SECURITIES"............................................................................................2

"CAPITAL SECURITY ELECTION FORM"................................................................................2

"CASH PROCEEDS".................................................................................................3

"COMMISSION"....................................................................................................3

"COMMON STOCK"..................................................................................................3

"COMPANY".......................................................................................................3

"COMPANY REQUEST" OR "COMPANY ORDER"............................................................................3

"CONTROLLED SUBSIDIARY".........................................................................................3

"CORPORATE TRUST OFFICE"........................................................................................3

"CORPORATION"...................................................................................................3


Note: This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture.

"DEFAULT".......................................................................................................3

"DEFAULTED INTEREST"............................................................................................3

"EVENT OF DEFAULT"..............................................................................................3

"EXCHANGE AGENT"................................................................................................3

"EXCHANGE DATE".................................................................................................3

"EXCHANGE PRICE"................................................................................................3

"EXCHANGE PROCEEDS".............................................................................................4

"HOLDER"........................................................................................................4

"INDENTURE".....................................................................................................4

"INTEREST"......................................................................................................4

"INTEREST PAYMENT DATE".........................................................................................4

"MARKET VALUE"..................................................................................................4

"MATURITY"......................................................................................................4

"OFFICERS' CERTIFICATE".........................................................................................4

"OPINION OF COUNSEL"............................................................................................4

"OPTIONAL SECURITIES FUND"......................................................................................4

"ORIGINAL ISSUE DISCOUNT SECURITY"..............................................................................4

"OUTSTANDING"...................................................................................................4

"PAYING AGENT"..................................................................................................5

"PERPETUAL PREFERRED STOCK".....................................................................................5

"PERSON"........................................................................................................5

"PLACE OF EXCHANGE".............................................................................................6

"PLACE OF PAYMENT"..............................................................................................6

"PREDECESSOR SECURITY"..........................................................................................6

"PRIMARY FEDERAL REGULATOR".....................................................................................6

"QUALIFYING INVESTMENT".........................................................................................6

"REDEMPTION DATE"...............................................................................................6

"REDEMPTION PRICE"..............................................................................................6

"REGULAR RECORD DATE"...........................................................................................6

"RESPONSIBLE OFFICER"...........................................................................................6

"SECONDARY OFFERING"............................................................................................7

"SECURITIES"....................................................................................................7

"SECURITIES FUND"...............................................................................................7

"SECURITY REGISTER", "SECURITY REGISTRAR"
    AND "CO-SECURITY REGISTRAR".................................................................................7

"SENIOR INDEBTEDNESS"...........................................................................................7

"SPECIAL RECORD DATE"...........................................................................................7

"STATED MATURITY"...............................................................................................7

"SUBSIDIARY"....................................................................................................7

"TRUSTEE".......................................................................................................7

"TRUST INDENTURE ACT"...........................................................................................7

"VICE PRESIDENT"................................................................................................7

"VOTING STOCK"..................................................................................................8

SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS...............................................................8

SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.............................................................8

SECTION 104. ACTS OF HOLDERS....................................................................................9

SECTION 105. NOTICES, ETC., TO TRUSTEE AND COMPANY..............................................................9

SECTION 106. NOTICE TO HOLDERS; WAIVER.........................................................................10

SECTION 107. CONFLICT WITH TRUST INDENTURE ACT.................................................................10

SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS..........................................................10

SECTION 109. SUCCESSORS AND ASSIGNS............................................................................11

SECTION 110. SEPARABILITY CLAUSE...............................................................................11

SECTION 111. BENEFITS OF INDENTURE.............................................................................11

SECTION 112. GOVERNING LAW.....................................................................................11

SECTION 113. LEGAL HOLIDAYS....................................................................................11

ARTICLE TWO SECURITY FORMS.....................................................................................11

SECTION 201. FORMS GENERALLY...................................................................................11

SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION...................................................12

                                                   ARTICLE THREE
                                                  THE SECURITIES

SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES..............................................................12

SECTION 302. DENOMINATIONS.....................................................................................14

SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING....................................................14

SECTION 304. TEMPORARY SECURITIES..............................................................................15

SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE...............................................15

SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES..................................................16

SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED....................................................17

SECTION 308. PERSONS DEEMED OWNERS.............................................................................18

SECTION 309. CANCELLATION......................................................................................18

SECTION 310. COMPUTATION OF INTEREST...........................................................................18

                                                   ARTICLE FOUR
                                            SATISFACTION AND DISCHARGE

SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE...........................................................19

SECTION 402. APPLICATION OF TRUST MONEY........................................................................20


                                                   ARTICLE FIVE
                                                     REMEDIES

SECTION 501. EVENTS OF DEFAULT.................................................................................20

SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT................................................21

SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR
    ENFORCEMENT BY TRUSTEE.....................................................................................22

SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM..................................................................23

SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
    SECURITIES.................................................................................................24

SECTION 506. APPLICATION OF MONEY COLLECTED....................................................................24

SECTION 507. LIMITATION ON SUITS...............................................................................24

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL,
    PREMIUM AND INTEREST.......................................................................................25

SECTION 509. RESTORATION OF RIGHTS AND REMEDIES................................................................25

SECTION 510. RIGHTS AND REMEDIES CUMULATIVE....................................................................25

SECTION 511. DELAY OR OMISSION NOT WAIVER......................................................................26

SECTION 512. CONTROL BY HOLDERS................................................................................26

SECTION 513. WAIVER OF PAST DEFAULTS...........................................................................26

SECTION 514. UNDERTAKING FOR COSTS.............................................................................27

SECTION 515. WAIVER OF STAY OR EXTENSION LAWS..................................................................27

                                                    ARTICLE SIX
                                                    THE TRUSTEE

SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES...............................................................27

SECTION 602. NOTICE OF DEFAULTS................................................................................28

SECTION 603. CERTAIN RIGHTS OF TRUSTEE.........................................................................29

SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE
    OF SECURITIES..............................................................................................30

SECTION 605. MAY HOLD SECURITIES...............................................................................30

SECTION 606. MONEY HELD IN TRUST...............................................................................30

SECTION 607. COMPENSATION AND REIMBURSEMENT....................................................................30

SECTION 608. DISQUALIFICATION; CONFLICTING INTERESTS...........................................................31

SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY...........................................................36

SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.................................................36

SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR............................................................38

SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
    BUSINESS...................................................................................................39

SECTION 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.................................................39

SECTION 614. APPOINTMENT OF AUTHENTICATING AGENT...............................................................43

                                                   ARTICLE SEVEN
                                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
    HOLDERS....................................................................................................44

SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO
    HOLDERS....................................................................................................45

SECTION 703. REPORTS BY TRUSTEE................................................................................46

SECTION 704. REPORTS BY-COMPANY................................................................................47

                                                   ARTICLE EIGHT
                               CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801. COMPANY MAY CONSOLIDATE, ETC., ONLY ON
    CERTAIN TERMS..............................................................................................48

SECTION 802. SUCCESSOR CORPORATION SUBSTITUTED.................................................................48

                                                   ARTICLE NINE
                                              SUPPLEMENTAL INDENTURE

SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS................................................49

SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS...................................................50

SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES..............................................................51

SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES.................................................................51

SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT...............................................................51

SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES................................................52

SECTION 907. SUBORDINATION UNIMPAIRED..........................................................................52

                                                    ARTICLE TEN
                                                     COVENANTS

SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.......................................................52

SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY..................................................................52

SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST................................................53

SECTION 1004. CORPORATE EXISTENCE..............................................................................54

SECTION 1005. MAINTENANCE OF PROPERTIES........................................................................54

SECTION 1006. PAYMENT OF TAXES AND OTHER CLAIMS................................................................54

SECTION 1007. LIMITATION ON ISSUE AND DISPOSITION OF VOTING STOCK OF,
    AND MERGER AND SALE OF ASSETS BY, THE BANK.................................................................55

SECTION 1008. STATEMENT AS TO COMPLIANCE.......................................................................56

SECTION 1009. WAIVER OF CERTAIN COVENANTS......................................................................56

                                                  ARTICLE ELEVEN
                                             REDEMPTION OF SECURITIES

SECTION 1101. APPLICABILITY OF ARTICLE.........................................................................56

SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE............................................................57

SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED................................................57

SECTION 1104. NOTICE OF REDEMPTION.............................................................................57

SECTION 1105. DEPOSIT OF REDEMPTION PRICE......................................................................58

SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE............................................................58

SECTION 1107. SECURITIES REDEEMED IN PART......................................................................58


                                                  ARTICLE TWELVE
                                                   SINKING FUNDS

SECTION 1201. APPLICABILITY OF ARTICLE.........................................................................59

SECTION 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES............................................59

SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND........................................................59

                                                 ARTICLE THIRTEEN
                                   EXCHANGE OF CAPITAL SECURITIES FOR SECURITIES

SECTION 1301. APPLICABILITY OF ARTICLE.........................................................................60

SECTION 1302. EXCHANGE OF CAPITAL SECURITIES...................................................................60

SECTION 1303. NOTICES OF EXCHANGE..............................................................................60

SECTION 1304. RIGHTS AND DUTIES OF HOLDERS OF SECURITIES TO BE
    EXCHANGED FOR CAPITAL SECURITIES...........................................................................62

SECTION 1305. DEPOSIT OF EXCHANGE PRICE........................................................................64

SECTION 1306. SECURITIES DUE ON EXCHANGE DATE; SECURITIES
    EXCHANGED IN PART..........................................................................................64

SECTION 1307. FORM OF CAPITAL SECURITY ELECTION FORM...........................................................64

SECTION 1308. COVENANTS OF THE COMPANY.........................................................................65

SECTION 1309. REVOCATION OF OBLIGATION TO EXCHANGE CAPITAL
    SECURITIES FOR SECURITIES..................................................................................66

SECTION 1310. OPTIONAL SECURITIES FUND.........................................................................66

SECTION 1311. PROVISION IN CASE OF CONSOLIDATION, MERGER
    OR TRANSFER OF ASSETS......................................................................................67

SECTION 1312. RESPONSIBILITY OF TRUSTEE........................................................................67

                                                 ARTICLE FOURTEEN
                                                 SECURITIES FUNDS

SECTION 1401. CREATION OF A SECURITIES FUND....................................................................68

SECTION 1402. DEPOSITS INTO A SECURITIES FUND..................................................................68

SECTION 1403. COVENANT OF THE COMPANY TO SELL OR CAUSE TO BE SOLD
    CAPITAL SECURITIES AND DEPOSIT PROCEEDS....................................................................69

SECTION 1404. INVESTMENT OF MONEYS IN A SECURITIES FUND........................................................70

SECTION 1405. REPAYMENT TO THE COMPANY FROM A SECURITIES FUND..................................................70

SECTION 1406. PAYMENT TO PAYING AGENT FROM A SECURITIES FUND...................................................70

                                                  ARTICLE FIFTEEN
                                            SUBORDINATION OF SECURITIES

SECTION 1501. SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS....................................................71

SECTION 1502. TRUSTEE AND HOLDERS OF SECURITIES MAY RELY ON
    CERTIFICATE OF LIQUIDATING AGENT; TRUSTEE MAY REQUIRE FURTHER
    EVIDENCE TO OWNERSHIP OF SENIOR INDEBTEDNESS; TRUSTEE NOT
    FIDUCIARY HOLDERS TO SENIOR
    INDEBTEDNESS...............................................................................................73

SECTION 1503. PAYMENT PERMITTED IF NO DEFAULT..................................................................73

SECTION 1504. TRUSTEE AND EXCHANGE AGENT NOT CHARGED WITH
    KNOWLEDGE OF PROHIBITION...................................................................................74

SECTION 1505. TRUSTEE TO EFFECTUATE SUBORDINATION..............................................................74

SECTION 1506. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS...............................................75

SECTION 1507. ARTICLE APPLICABLE TO PAYING AGENTS..............................................................75

SECTION 1508. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR
    OMISSIONS OF THE COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS.................................................75

TESTIMONIAL....................................................................................................76

SIGNATURES.....................................................................................................76

ACKNOWLEDGMENTS................................................................................................76

         INDENTURE, dated as of February 1, 1985, between UNITED VIRGINIA BANKSHARES INCORPORATED, a corporation duly organized and existing under the laws of the Commonwealth of Virginia (herein called the "Company"), having its principal office at 919 East Main Street, Richmond, Virginia 23261, and CHEMICAL BANK, a corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutual covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

         SECTION 101. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are fined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Six, are defined in that Article.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

         "Authorized Newspaper" means a newspaper of general circulation in the relevant area, printed in the English language and customarily published on each Business Day therein.

         "Bank" means United Virginia Bank and (i) any successor or successors to all or substantially all of the business of United Virginia Bank as presently constituted (ii) any surviving corporation or transferee corporation referred to in Section 1007.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of officers and/or directors of the Company appointed by that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

         "Capital Securities" means any securities issued by the Company which consist of any one of the following: (i) Common Stock, (ii) Perpetual Preferred Stock, or (iii) other securities which at the date of issuance constitute primary capital of the Company under regulations of or as determined by the Company's Primary Federal Regulator, provided that if any securities under (iii) are (x) issued in exchange for Securities under this Indenture and (y) are debt obligations which are themselves exchangeable for Capital Securities as defined herein, the Company shall have received the approval of the Company's Primary Federal Regulator for such issuance. Capital Securities may have such terms, rights and preferences as may be determined by the Company.

         "Capital Security Election Form" means a form substantially in the form included in Section 1307.

         "Cash Proceeds" has the meaning specified in Section 1402.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Controlled Subsidiary" means a Subsidiary more than 80% of the outstanding shares of Voting Stock of which is owned directly or indirectly, by the Company, or by one, or more other Controlled Subsidiaries, or by the Company and one or more other Controlled Subsidiaries.

         "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 55 Water Street, New York, New York 10041.

         "Corporation" includes corporations, associations, companies and business trusts.

         "Default" has the meaning specified in Section 503.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Agent" means the Person or Persons appointed by the Company to give notices and to exchange Securities of any series for Capital Securities as specified in Article Thirteen.

         "Exchange Date", when used with respect to the Securities of any series, means any date on which such Securities are to be exchanged for Capital Securities pursuant to this Indenture.

         "Exchange Price", when used with respect to any Security of any series to be exchanged for Capital Securities, means the amount of Capital Securities for which such Security is to be exchanged pursuant to this Indenture or the aggregate sale price of such Capital Securities in the Secondary Offering for the account of the Holder of such Security as the case may be.

         "Exchange Proceeds" has the meaning specified in Section 1402.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

         "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Market Value" of any Capital Securities issued on any Exchange Date for Securities of any series shall be the sale price of such Capital Securities as are sold in the Secondary Offering for the account of the Holders of the Securities of such series. In the event no such Secondary Offering takes place, the Market Value of such Capital Securities shall be the fair value of such Capital Securities on such Exchange Date as determined by three independent nationally recognized investment banking firms selected by the Company,

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors or the President or a Vice Chairman or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be satisfactory to the Trustee.

         "Optional Securities Fund" means the fund for the Securities of any series created pursuant to the provisions of Section 1310.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money or Capital Securities, as the case may be, in the necessary amount have been theretofore deposited with the Trustee or any Paying Agent or, in the case of exchange, the Exchange Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent or Exchange Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Company and the Trustee has been made and, provided further, that if such Securities are being exchanged, the Exchange Date has occurred; and

                  (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee' s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

         "Perpetual Preferred Stock" means any stock of any class of the Company which has a preference over Common Stock in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not mandatorily redeemable or repayable, or redeemable or repayable at the option of the Holder, otherwise than in shares of Common Stock or Perpetual Preferred Stock of another class or series with the proceeds of the sale of Common Stock or Perpetual Preferred Stock.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Exchange", when used with respect to Securities of any series, means any place where the Securities of such series are exchangeable for Capital Securities as specified as contemplated by Section 301.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Primary Federal Regulator" means the primary United States Federal regulator of the Company (which at the date of this Indenture is the Board of Governors of the Federal Reserve System), or any successor body or institution.

         "Qualifying Investment" for any Securities Fund means (i) any debt security of or guaranteed by the United States of America or any agency thereof,
(ii) any debt security (including any security of the Company or any Subsidiary of the Company) which at the time is rated in any of the four highest categories (including any subdivision thereof) by any securities rating agency nationally recognized in the United States of America and (iii) time deposits with, including certificates of deposit issued by, any bank or trust company (including any Subsidiary of the Company), any unsecured debt security of which (or any unsecured debt security of the parent of which) is at the time rated in any of the four highest categories (including any subdivision hereof) by any securities rating agency nationally recognized in the United States, provided, in each case, that such security or deposit matures on or before the Stated Maturity of the Securities of the series to which such Securities Fund relates.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Secondary Offering", when used with respect to the Securities of any series, means the offering and sale by the Company of Capital Securities for the account of Holders of Securities of such series who elect to receive cash and not Capital Securities on the Exchange Date for such series.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securities Fund" means the fund for the Securities of any series created pursuant to the provisions of Section 1401.

         "Security Register", "Security Registrar" and "Co-Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" means any obligation of the Company to its creditors, whether now outstanding or subsequently incurred, other than (i) any obligation as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligation is not Senior Indebtedness and (ii) obligations evidenced by the Securities.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means a corporation more than 50% of the outstanding shares of Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in
Section 905.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Voting Stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         SECTION 102. Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 103. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matter be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Person as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 104. Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c)      The ownership of Securities shall be proved by the Security
Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         SECTION 105. Notices, Etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trustee Administration Department, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Secretary at 919 East Main Street, Richmond, Virginia 23261, or at any other address previously furnished in writing to the Trustee by the Company.

         SECTION 106. Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of publication of any Authorized Newspaper, or by reason of any other cause, it shall be impossible or impracticable to make publication of any notice in an Authorized Newspaper or Authorized Newspapers as required by this Indenture or by the Securities, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         SECTION 107. Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         SECTION 108. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 109. Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 110. Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 111. Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior indebtedness and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 112. Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, provided that the rights, duties, standard of care and immunities of the Trustee in connection with the administration of its trust hereunder shall be governed by the laws of the State of New York.

         SECTION 113. Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date, Exchange Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Security) payment of interest or principal (and premium, if any) or exchange of Securities for Capital Securities or cash need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, Exchange Date or at the Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Exchange Date or Stated Maturity, as the case may be.

                                   ARTICLE TWO
                                 SECURITY FORMS

         SECTION 201. Forms Generally.

         The Securities of each series shall be in substantially the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

         The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         SECTION 202. Form of Trustee's Certificate of Authentication.

         The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                 CHEMICAL BANK,
                                                 as Trustee


                                                 By:
                                                    ----------------------------
                                                         Authorized Officer

                                 ARTICLE THREE
                                 THE SECURITIES

         SECTION 301. Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                           (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                           (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1306);

                           (3) the date or dates on which the principal of the Securities of the series is payable;

                           (4) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

                           (5) the place or places, if any, in addition to the Borough of Manhattan, The City of New York, and the City of Richmond, Virginia, where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

                           (6) the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the series may be redeemed in whole or in part, at the option of the Company;

                           (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                           (8) the place or places at which, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities shall be exchangeable for Capital Securities of the Company, which terms and conditions shall not be inconsistent with Article Thirteen;

                           (9) any covenant or option of the Company to create a Securities Fund for the repayment of the Securities and the terms and conditions of such Securities Fund, including the latest maturity date of any Qualifying Investment, which terms and conditions shall not be inconsistent with Article Fourteen;

                           (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                           (11) any Events of Default with respect to Securities of such series, if not set forth herein;

                           (12) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502; and

                           (13) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         The Securities shall be subordinate and junior in right of payment to Senior Indebtedness of the Company as provided in Article Fifteen.

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

         At the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers, Certificate setting forth the terms of the series.

         SECTION 302. Denominations.

         The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

         SECTION 303. Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by (i) the Chairman or a Vice Chairman of the Board of Directors or its President or one of its Vice Presidents and (ii) its Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary, under its corporate seal which may, but need not, be attested. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order and subject to the provisions hereof shall authenticate and deliver such Securities.

         The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         SECTION 304. Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         SECTION 305. Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the office of the Security Registrar designated pursuant to this Section 305 or Section 1002 a register (referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. United Virginia Bank, a Subsidiary of the Company, having its principal place of business at 919 East Main Street, Richmond, Virginia 23261, is hereby initially appointed Security Registrar and the Trustee is hereby initially appointed a Co-Security Registrar in each case for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than an exchange pursuant to Section 304, 906, 1107 or 1306 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 307. Payment of Interest; Interest Rights Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                           (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special

                  Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                           (2)      The Company may make payment of any
                  Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 308. Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         SECTION 309. Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

         SECTION 310. Computation of Interest.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

         SECTION 401. Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights to exchange Securities for Capital Securities or rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                           (1)      either

                                    (A)      all Securities theretofore
                           authenticated and delivered (other than (i)
                           Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                           Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                                    (B)      all such Securities not theretofore
                           delivered to the Trustee for cancellation

                                             (i)      have become due and
                                    payable, or

                                             (ii)     will become due and
                                    payable at their Stated Maturity within one year, or

                                             (iii)    are to be called for
                                    redemption within one year under
                                    arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                           and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                           (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                           (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this indenture have been complied with.

In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and to any Holder pursuant to Section 1308, the rights and remedies of the Trustee under Articles Five and Six with respect to the enforcement of Section 1308, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

         SECTION 402. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee. All money deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently exchanged for Capital Securities shall be returned to the Company upon Company Request.

                                  ARTICLE FIVE
                                    REMEDIES

         SECTION 501. Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Fifteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (1) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency or other similar law now or hereinafter in effect, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;
                  or

                           (2) the commencement by the Company of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereinafter in effect, or the consent by the Company to the entry of a decree or order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                           (3) any other Event of Default provided with respect to Securities of such series.

         SECTION 502.      Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable in cash.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                           (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                                    (A)      all overdue interest on all
                           Securities of that series,

                                    (B)      the principal of (and premium, if
                           any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                                    (C)      to the extent that payment of such
                           interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                                    (D)      all sums paid or advanced by the
                           Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

                           and

                           (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if

                           (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                           (2) default is made in the payment (including any obligation to exchange Capital Securities for Securities of a series pursuant to Article Thirteen) of the principal of (or premium, if any, on) any Security at the Maturity thereof, or

                           (3) default is made in the deposit of any sinking fund payment, when and as due by the terms of any Security, or

                           (4) default is made in any required deposit of funds into a Securities Fund or

                           (5) default is made in the performance of any covenant or a breach occurs in any warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has been expressly included in this Indenture solely for the benefit of other series of Securities), and such default or breach continues for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, including the delivery of any Capital Securities then required to be delivered, and, to the extent that the payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts (including the delivery of any Capital Securities then required to be delivered) forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and the delivery of any Capital Securities required to be delivered and not so delivered, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys (or moneys equal to the principal amount of any Securities for which such Capital Securities were to be exchanged) adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default or a default or breach referred to in this
Section 503 together with any notice or passage of time referred to in this Section (herein called a "Default") with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 504.      Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 505.      Trustee May Enforce Claims without Possession of
Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 506.      Application of Money Collected.

         Subject to Article Fifteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:   To the payment of all amounts due the Trustee under Section
         607; and

         SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

         SECTION 507.      Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                           (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default or Default with respect to the Securities of that series;

                           (2)      the Holders of not less than 25% in
                  principal amount of the Outstanding Securities of that Series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Default in its own name as Trustee hereunder;

                           (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                           (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                           (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or Holders of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and (if the terms of such Security so provide) to have such Security exchanged for Capital Securities pursuant to Article Thirteen and to institute suit for the enforcement of any such payment or exchange, and such rights shall not be impaired without the consent of such Holder.

         SECTION 509.      Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 510.      Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 511.      Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default or Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 512.      Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and Place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                           (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                           (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         SECTION 513.      Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                           (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

                           (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding
                  Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default or Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 514.      Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date) or for the enforcement of the right to exchange any Security for Capital Securities as provided in Article Thirteen.

         SECTION 515.      Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the exercise of any power herein granted to the Trustee, but will suffer and permit the exercise of every such power as though no such law had been enacted.

                                  ARTICLE SIX
                                  THE TRUSTEE

         SECTION 601.      Certain Duties and Responsibilities.

         (a) Except during the continuance of an Event of Default with respect to Securities of any series,

                           (1) the Trustee undertakes to perform, with respect to Securities of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default with respect to Securities of any series has occurred and is continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                           (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                           (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                           (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 602.      Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of any such series or in the exchange of Capital Securities for Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(3) with respect to Securities of such series, no such notice to Holders of Securities of such series shall be given until at least 60 days after the occurrence thereof unless otherwise provided in or pursuant to the Board Resolution or in a supplemental indenture contemplated by Section 301. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default or Default with respect to Securities of such series.

         SECTION 603.      Certain Rights of Trustee.

         Subject to the provisions of Section 601:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

         (h) the Trustee shall not be charged with knowledge of any Event of Default or Default with respect to Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee (or any successor group, division or department of the Trustee) shall have actual knowledge of the Event of Default or Default or (2) written notice of such Event of Default or Default shall have been given to a Responsible Officer of the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities.

         SECTION 604.      Not Responsible for Recitals or Issuance of
Securities.

         The recitals contained herein and in the Securities and in documents relating to any Secondary Offering, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or any Capital Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         SECTION 605.      May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

         SECTION 606.      Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         SECTION 607.      Compensation and Reimbursement.

         The Company agrees

                           (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                           (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and


                           (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities. The claims of the Trustee under this Section shall not be subject to the provisions of Article Fifteen.

         SECTION 608.      Disqualification; Conflicting Interests.

         (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.

         (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.

         (c) For the purposes of this Section the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series, if

                           (1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph this Indenture with respect to the Securities of any series other than that series or any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

                                             (i)  this Indenture and such other
                                    indenture or indentures are wholly
                                    unsecured and such other indenture or
                                    indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or

                                             (ii) the Company shall have
                                    sustained the burden of proving, on
                                    application to the Commission and after
                                    opportunity for hearing thereon, that
                                    trusteeship under this Indenture with
                                    respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;

                           (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company;

                           (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

                           (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officers or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

                           (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or mote of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the

                  Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

                           (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

                           (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

                           (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

                           (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

         The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

         For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in Clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

         (d)      For the purposes of this Section:

                           (1) The term "underwriter", when used with reference to the Company, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

                           (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

                           (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                           (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                           (5) The term "Company" means any obligor upon the Securities.

                           (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

         (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

                           (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

                           (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

                           (3) The term "amount" when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

                           (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                                             (i)    securities of an issuer held
                                    in a sinking fund relating to securities of the issuer of the same class;

                                             (ii)   securities of an issuer held
                                    in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                                             (iii)  securities pledged by the
                                    issuer thereof as security for an
                                    obligation of the issuer not in default as to principal or interest or otherwise; and

                                             (iv)   securities held in escrow if
                                    placed in escrow by the issuer thereof;

         provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

                           (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall, not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

         SECTION 609.      Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise Corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination Federal or State authority and having its Corporate Trust by Office in the Borough of Manhattan, The City of New York, if there be such a corporation in the Borough of Manhattan, The City of New York, qualified and eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 610.      Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding. Securities of such series, delivered to the Trustee and to the Company.

         (d)      If at any time:

                           (1)      the Trustee shall fail to comply with
                  Section 608(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                           (2)      the Trustee shall cease to be eligible under
                  Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                           (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities of such series and accepted appointment in the manner required by Section 611, any holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Securities Trustee with respect to the Securities of any series by filing written notice of such event by first-class mail, postage prepaid, to all holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust office.

         SECTION 611.      Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such Provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be the vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor Trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and delivery to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 612.      Merger, Conversion, Consolidation or Succession to
Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 613.      Preferential Collection of Claims Against Company.

         (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

                           (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                           (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

                                    (A)      to retain for its own account (i)
                           payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receiver ship or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

                                    (B)      to realize, for its own account,
                           upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

                                    (C)      to realize, for its own account,
                           but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or

                                    (D)      to receive payment on any claim
                           referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

         For the purposes of Paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such Paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term 'dividends' shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee which has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this Section if and only if the following conditions exist:

                                             (i)    the receipt of property or
                                    reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and


                                             (ii)   such receipt of property or
                                    reduction of claim occurred within four
                                    months after such resignation or removal.

         (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

                           (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                           (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

                           (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                           (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

                           (5)      the ownership of stock or of other
                  securities of a corporation organized under the provisions of
                  Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

                           (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

         (c)      For the purposes of this Section only:

                           (1) the term 'default' means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

                           (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which indenture and as to which securities the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

                           (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                           (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the Purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

                           (5) the term "Company" means any obligor upon the Securities; and

                           (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

         SECTION 614.      Appointment of Authenticating Agent.

         At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents (which may be an Affiliate of the Company) with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         The Trustee at the direction of the Company has initially appointed United Virginia Bank, Richmond, Virginia as an Authenticating Agent for each series of Securities issued hereunder, and the Trustee shall incur no liability for such appointment or for any misconduct or negligence of such Authenticating Agent. If United Virginia Bank at any time shall cease to be a Subsidiary of the Company, its duties as an Authenticating Agent shall terminate immediately.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be reimbursed for such payments, subject to the entitled to provisions of Section 607.

         The provisions of Sections 308, 604 and 605 shall be applicable to each Authenticating Agent.

         Pursuant to each appointment made under this Section, the Securities of each series covered by such appointment may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

                                    CHEMICAL BANK,
                                      As Trustee


                                    By:
                                       ------------------------------------
                                       As Authenticating Agent


                                    By:
                                       ------------------------------------
                                       Authorized Officer


                                 ARTICLE SEVEN
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 701.      Company to Furnish Trustee Names and Addresses of
Holders.

         The Company will furnish or cause to be furnished to the Trustee

         (a) not later than 15 days following any Regular Record Date with respect to Securities of any series, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, or the Security Registrar, if other than the Trustee, as to the names and addresses of the Holders of the Securities of such series as of the preceding Regular Record Date, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

         provided, however, that if and so long as the Trustee is the Security Registrar with respect to Securities of a particular series, no such list shall be required with respect to Securities of such series.

         SECTION 702.      Preservation of Information; Communications to
Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and address of Holders received by the Trustee in its capacity as Co-Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list 50 furnished.

         (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

                  (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 702(b).

         SECTION 703.      Reports by Trustee.

         (a) Within 60 days after May 15 of each year commencing with the year 1985 the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15 with respect to:

                           (1) its eligibility under Section 609 and its qualifications under Section 608, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

                           (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

                           (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b)(2), (3), (4) or (6);

                           (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                           (5) any additional issue of Securities which the Trustee has not previously reported; and

                           (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities or the Securities of any series, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with
                  Section 602.

         (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

         (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

         SECTION 704.      Reports by-Company.

         The Company shall:

                           (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                           (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                           (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                 ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 801.      Company May Consolidate, Etc., Only on Certain Terms.

         The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                           (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                           (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                           (3) the Company has delivered to the Trustee an Officers' Certificate and an opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 802.      Successor Corporation Substituted.

         Upon any consolidation by the company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                 ARTICLE NINE
                             SUPPLEMENTAL INDENTURE

         SECTION 901.      Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                           (1) to evidence the succession of another corporation to the Company and the assumption by any Such successor of the covenants of the Company herein and in the Securities; or

                           (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or Power herein conferred upon the Company; or

                           (3)      to add any additional Events of Default; or

                           (4) to add to or change any provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

                           (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                           (6)      to secure the Securities; or

                           (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

                           (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                           (9) to add to or change any provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities convertible into other securities, including capital stock; or

                           (10) to add to or change provisions of this Indenture to such extent as shall be necessary to permit or facilitate, with respect to any series of Securities established after the date of such addition or change, the termination of the Company's obligations under this Indenture with respect to Securities of such series, upon deposit by the Company in trust for the benefit of the Holders of Securities of such series of sufficient securities or funds to satisfy the Company's obligations with respect thereto; or

                           (11) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

         SECTION 902.      Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than 662/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                           (1) change the stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment or delivery of Capital Securities exchanged for Securities pursuant to Article Thirteen on or after the Stated Maturity thereof (or, in the case of redemption or exchange, on or after the Redemption Date or Exchange, as the case may be), or

                           (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                           (3) modify any of the provisions of this Section, Section 513 or Section 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1009 or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8), or

                           (4) impair the right of any Holder of Securities of any series to receive on any Exchange Date for Securities of such series Capital Securities with a Market Value equal to the principal amount of such Holder's Securities of such series or in an amount sufficient to provide proceeds to such Holder upon sale by the Company in the Secondary Offering equal to the principal amount of such Holder's Securities of such series.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be Sufficient if such Act shall approve the substance thereof.

         SECTION 903.      Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 904.      Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 905.      Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         SECTION 906.      Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

         SECTION 907.      Subordination Unimpaired.

         No supplemental indenture executed pursuant to this Article shall directly or indirectly modify the provisions of Article Fifteen in any manner which might alter the subordination of the Securities.


                                  ARTICLE TEN
                                   COVENANTS

         SECTION 1001.     Payment of Principal, Premium and Interest.

         The company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture. For all purposes of this indenture, the exchange of Capital Securities for Securities of any series pursuant to this Indenture shall constitute full payment of the principal of the Securities of such series being exchanged on any Exchange Date for Securities of such series, without prejudice to any Holder's rights pursuant to Section 1308.

         SECTION 1002.     Maintenance of Office or Agency.

         The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, Attention: Corporate Trustee Administration Department, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as a Place of Payment for each series of Securities (i) the Borough of Manhattan, The City of New York, and appoints the Trustee at its Corporate Trust Office as Paying Agent in such city and (ii) the City of Richmond, Virginia, and appoints United Virginia Bank at its principal office as Paying Agent in such city. The Paying Agent in the City of Richmond, Virginia shall be the principal Paying Agent.

         SECTION 1003.     Money for Securities Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with the Paying Agent in the City of Richmond a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                           (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                           (2) give the Trustee written notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

                           (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the

Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 1004.     Corporate Existence.

         Subject to Article Eight (in the case of the Company) and to Section 1007(b) (in the case of the Bank), the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each Subsidiary and the rights (charter and statutory) and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries considered as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 1005.     Maintenance of Properties.

         The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Company or of the Subsidiary concerned, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

         SECTION 1006.     Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessment and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and Supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto (segregated to the extent required by generally accepted accounting principles).

         SECTION 1007. Limitation on Issue and Disposition of Voting Stock of, and Merger and Sale of Assets by, the Bank.

         For so long as any of the Securities shall be Outstanding, the Company will not

         (a) sell, assign, transfer or otherwise dispose of any shares of, or securities convertible into, or options, warrants or rights to subscribe for or purchase shares of, Voting Stock of the Bank, and will not permit the Bank to issue any shares of, or securities convertible into, or options, warrants or rights to subscribe for or purchase shares of, such Voting Stock if, after giving effect to any such transaction and to the issuance of the maximum number of shares of Voting Stock of the Bank issuable upon the exercise of all such convertible securities, options, warrants or rights, the Bank would cease to be a Controlled Subsidiary, except as otherwise provided below in this Section 1007, or

         (b)      permit the Bank to

                  (i) merge or consolidate with or into any other corporation unless the surviving corporation is, or upon consummation of the merger or consolidation will become, a Controlled Subsidiary, or

                  (ii) lease, sell or transfer all or substantially all of its properties and assets to any corporation or other Person, except to a Controlled Subsidiary or a Person that, upon such lease, sale or transfer, will become a Controlled Subsidiary.

         Notwithstanding subparagraph (a) above, the Company may sell, assign, transfer or otherwise dispose of any shares of, or securities convertible into, or options, warrants or rights to subscribe for or purchase shares of, Voting Stock of the Bank,

                  (i) in compliance with an order of a court or regulatory authority of competent jurisdiction or as a condition imposed by such court or authority to the acquisition by the Company, directly or indirectly, of any other corporation or entity, or

                  (ii) when the proceeds from any such sale, assignment, transfer or disposition are within 270 days, or such longer period of time as may be necessary to obtain regulatory approvals in connection therewith, to be invested, pursuant to an understanding or agreement in principle reached at the time of sale, assignment, transfer or disposition, in any Controlled Subsidiary (including any Person which upon such investment becomes a Controlled Subsidiary) engaged in a banking business or any other business then legally permissible for bank holding companies and the Company delivers to the Trustee a written statement, which need not comply with Section 102, signed by the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company, stating that the proceeds from such sale, assignment, transfer or disposition have been so invested within such time period. Such statement shall be delivered to the Trustee within 60 days of the investment of the proceeds.

         SECTION 1008.     Statement as to Compliance.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement, which need not comply with Section 102, signed by the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company, stating, as to each signer thereof, that

                           (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

                           (2) to the best of his knowledge, based on such review, (a) the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default or Default, or if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

         SECTION 1009.     Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1007, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least 66 2/3% in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

         SECTION 1101.     Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

         SECTION 1102.     Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an officers' Certificate evidencing compliance with such restriction.

         SECTION 1103.     Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series so long the remaining portion of such Security will be in an authorized denomination for Securities of such series.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         SECTION 1104.     Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

                           (1)      the Redemption Date,

                           (2)      the Redemption Price,

                           (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                           (4) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                           (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                           (6) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         SECTION 1105.     Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on the date.

         SECTION 1106.     Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         SECTION 1107.     Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                ARTICLE TWELVE
                                 SINKING FUNDS

         SECTION 1201.     Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment" and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

         SECTION 1202.     Satisfaction of Sinking Fund Payments with
Securities.

         The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of sinking fund payment shall be reduced accordingly.

         SECTION 1203.     Redemption of Securities for Sinking Fund.

         Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will, prior to or concurrently therewith, deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                               ARTICLE THIRTEEN
                 EXCHANGE OF CAPITAL SECURITIES FOR SECURITIES

         SECTION 1301.     Applicability of Article.

         The Company shall exchange Capital Securities for the Securities of any series which are exchangeable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article on a date not later than the Stated Maturity of the Securities of such series.

         SECTION 1302.     Exchange of Capital Securities.

         The amount of Capital Securities which are exchangeable for each Security of any series which is so exchangeable shall be set forth in or established pursuant to a Board Resolution or supplemental indenture contemplated by Section 301 or, if not so established, shall be Capital Securities with a Market Value equal to the principal amount of such Security.

         The Securities of any series which are exchangeable may be exchanged at the election of the Company, as a whole or from time to time in part, at such time and for such Market Value of Capital Securities as is stated in the terms of the Securities of such series together with accrued and unpaid interest to the Exchange Date. Such Exchange Date shall be established by notice to the Holders of the Securities of such series given in the manner described in Section 1303(a) not less than 90 days nor more than 120 days prior to such Exchange Date. Notice of such Exchange Date shall also be given in the manner described in Section 1303(a) not less than 90 nor more than 120 days prior to the Stated Maturity of the Securities of any series which are exchangeable. The Exchange Date so established may be accelerated to a date not more than 60 days prior to the date so established by a later notice given by the Company in the manner prescribed in Section 1303(b) not less than three Business Days prior to the accelerated Exchange Date. The Company will effect each Secondary Offering such that the closing of such Secondary Offering will occur on the relevant Exchange Date.

         No fractional Capital Securities shall be issued upon exchange for any Securities. If more than one Security of any series shall be surrendered for exchange at one time by the same Holder, the amount of all Capital Securities which shall be issuable upon exchange thereof shall be computed on the basis of the aggregate principal amount of Securities of such series so surrendered. In lieu of issuing any fractional Capital Security, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to, the same fraction of the Market Value of the Capital Security.

         SECTION 1303.     Notices of Exchange.

         (a) All notices subject to this paragraph shall be given to the Holders of Securities of any series to be exchanged by first-class mail, postage prepaid, to their addresses as they shall appear on the Security Register (a copy of which shall promptly be delivered to the Trustee and Exchange Agent) and shall:

                           (1) state the Exchange Date and that it is subject to acceleration in the manner described in Section 1302;

                           (2) state the type of Capital Securities to be exchanged for the Securities of such series on such Exchange Date;

                           (3) contain or be accompanied by the form of Capital Security Election Form specified in Section 1307;

                           (4) state the identification and the principal amount of the particular Securities selected to be exchanged if less than all of the Outstanding Securities of such series are to be exchanged on such Exchange Date;

                           (5) state that each Holder of Securities of such series being exchanged will receive on such Exchange Date accrued and unpaid interest in cash (subject to Section
                  307) and may elect to receive Capital Securities with a Market Value equal to the relevant percentage of the principal amount of the Securities of such series by returning the Capital Security Election Form contained in
                  Section 1307 within the time set forth therein;

                           (6) state that, in the absence of the election specified in (5) above, such Holder shall be deemed to have elected to have Capital Securities sold by the Company in the related Secondary Offering and the proceeds thereof, together with accrued and unpaid interest, delivered to such Holder on the Exchange Date; provided, however, that in the event the Company does not effect the Secondary Offering, such Holder will receive on the Exchange Date the Capital Securities described in the notice and not cash;

                           (7) state that on such Exchange Date the Exchange Price will become due and payable, whether in money or Capital Securities, with respect to each such Security to be exchanged and that interest thereon will cease to accrue on and after such Exchange Date;

                           (8) state that because the Market Value of Capital Securities sold in the Secondary Offering will be determined prior to the Exchange Date, Holders of Securities who elect to receive Capital Securities on the Exchange Date will bear the market risk with respect to the value of the Capital Securities to be received from the date such Market Value is determined to the Exchange Date;

                           (9) state that each Holder for whom Capital Securities are being offered in the Secondary Offering shall be deemed to have appointed the Company its attorney-in-fact to execute any and all documents and agreements which the Company deems necessary or appropriate to effect such Secondary Offering and the precise terms of such appointment;

                           (10) state that (i) the Company will assume, unless advised to the contrary in writing, that the Capital Securities are to be offered for the account of the Holder, that such Holder has not held any position, office or other material relationship with the Company within three years preceding the Secondary Offering, that the Holder owns no such Capital Securities which are held other than in the name of the Holder and that after completion of the Secondary

                  Offering the Holder will own less than 1% of the class of such Capital Securities, (ii) if any of these assumptions is not correct, the Holder shall promptly so advise the Company, and (iii) a failure on the part of such Holder to promptly advise the Company of the incorrectness of any of such assumptions will expose such Holder to liability to the Company, other Holders of Securities of such series and underwriters, agents and other similar persons to the extent set forth in Section 1304(d) and exonerate the Company from liability to such Holder to the extent set forth in Section 1308(c); and

                           (11) state the place or places where such Securities are to be surrendered for payment or exchange for Capital Securities.

         (b) Each notice in accordance with this Section 1303(b) shall be given to the Holders of Securities of any series to be exchanged by first-class mail, postage prepaid, to their addresses as they shall appear on the Security Register and published in an Authorized Newspaper in the Borough of Manhattan, The City Of New York. The Company shall promptly deliver a copy of each such notice to the Trustee and Exchange Agent. In the event that there has been a Secondary Offering, notice shall be given not less than three Business Days prior to the Exchange Date of the amount of Capital Securities to be exchanged for each $1,000 principal amount of Securities of such series in a like manner.

         (c) If less than all the Securities of any series are to be exchanged on any Exchange Date, the Company shall at least 15 days prior to the notice establishing such Exchange Date (unless a shorter period shall be satisfactory to the Trustee) notify the Trustee of such Exchange Date and of the principal amount of the Securities of such series to be exchanged, and the particular Securities to be exchanged shall be selected by the Trustee from the Outstanding Securities of such series, by such method as the Trustee shall deem fair and which may provide for the selection for exchange of the portion of the principal amount of Securities of such series which shall be equal to the minimum authorized denomination for Securities of such series or any whole multiple thereof. The Trustee shall promptly notify the Company in writing of the Securities selected for exchange and, in the case of any Securities selected for partial exchange, the principal amount thereof to be exchanged.

         SECTION 1304. Rights and Duties of Holders of Securities to be Exchanged for Capital Securities.

         (a) Subject to Sections 502 and 503, and without prejudice to the rights pursuant to Section 1308 of Holders of Securities of any series to be exchanged, (i) no Holder of Securities of a series which is exchangeable in accordance with its terms shall be entitled to receive any cash from the Company on any Exchange Date or at Stated Maturity except from the proceeds of the sale of Capital Securities in the related Secondary Offering and except as provided herein in lieu of any fractional Capital Securities and for accrued and unpaid interest, and (ii) in the event that the Company does not effect a Secondary Offering to provide cash to Holders of any series of Securities on any Exchange Date or at Stated Maturity, such Holders shall receive Capital Securities with a Market Value determined pursuant to the terms of the Securities of such series and not cash other than in lieu of any fractional Capital Securities and for accrued and unpaid interest.

         (b) Each Holder for whom Capital Securities are offered in a Secondary Offering shall be deemed to have appointed the Company its attorney-in-fact to execute any and all documents and agreements the Company deems necessary or appropriate to effect such Secondary Offering on such terms as are set out in the notice described in Section 1303(a).

         (c) Unless advised to the contrary in writing within 30 days following the giving of the notice described in Section 1303(a) by any Holder for whom Capital Securities are offered in a Secondary Offering, the Company shall assume for the purposes of such Secondary Offering that the Capital Securities are to be offered for the account of such Holder, that such Holder has not held any position, office or other material relationship with the Company within three years preceding the Secondary Offering, that such Holder owns no such Capital Securities which are held other than in the name of the Holder and that after completion of the Secondary Offering such Holder will own less than 1% of the class of such Capital Securities.

         (d) Each Holder for whom Capital Securities are offered in the Secondary Offering agrees to indemnify and hold harmless the Company, any other Holder and any underwriter, agent or other similar person from and against any and all losses, claims, damages and liabilities resulting from or based upon any untrue statement or alleged untrue statement of any material fact contained in any notice of exchange, any offering memorandum or selling document or registration statement relating to the Secondary Offering, any preliminary prospectus or prospectus relating thereto, or any amendment thereof or supplement thereto, or resulting from or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement, alleged untrue statement, omission or alleged omission is made therein (i) in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for use in connection with the preparation thereof or (ii) because of such Holder's failure to advise the Company in writing that any assumption described in
Section 1303(a) (10) is incorrect.

         (e) In order to receive Capital Securities on any Exchange Date for a Security, the Holder of the Security to be exchanged shall surrender such Security (with, if the Company or Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), to the Exchange Agent.

         (f) Securities of any series to be exchanged shall be deemed to have been exchanged on the Exchange Date therefor in accordance with the provisions of this Article and the terms of the Securities of such series, and at such time the rights of the Holders of such Securities as Holders shall cease (subject to the provisions of Section 201 and 301) and the Person or Persons entitled to receive Capital Securities issuable upon such exchange shall be treated for all purposes as the record holder or holders of such Capital Securities at such time. As promptly as practicable on or after each Exchange Date, the Company shall issue and shall deliver to the Exchange Agent a certificate or certificates for the amount of Capital Securities issuable upon such exchange, together with payment in lieu of any fraction of a Capital Security as provided in Section 1302.

         SECTION 1305.     Deposit of Exchange Price.

         At least 90 days prior to any Exchange Date the Company will appoint an Exchange Agent and on any Exchange Date for Securities of any series which may be exchanged the Company shall deposit with the Exchange Agent (or, if the Company is acting as Exchange Agent, segregate and hold in trust as provided in
Section 1003) Capital Securities and an amount of money which together are sufficient to pay the Exchange Price of, and accrued interest on, all the Securities of such series or portions thereof which are to be exchanged on the Exchange Date.

         SECTION 1306. Securities Due on Exchange Date; Securities Exchanged in Part.

         The Securities of any series to be exchanged shall become due and payable on the Exchange Date for such Securities at the Exchange Price therein specified, and from and after such date (unless the Company shall default in the payment of the Exchange Price and accrued interest) Securities of such series, or the portion thereof, to be exchanged shall cease to bear interest. Upon surrender of any Security of such series for exchange, such Security shall be paid by the company at the Exchange Price, together with accrued interest to the Exchange Date; provided, however, that if such Exchange Date is an Interest Payment Date, the interest payable on such date shall be paid to the Holder of Securities of such series according to the terms of the Securities of such series and the provisions of Section 307.

         If any Security of any series for which the notice specified in
Section 1303(a) is duly given shall not be so paid or exchanged upon surrender thereof for exchange in accordance with Section 1306, the principal shall, until paid, bear interest from such Exchange Date at the rate or rates prescribed therefor in such Security.

         Any Security which is to be exchanged only in part shall be surrendered to the Exchange Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute, the Trustee shall authenticate and there shall be delivered to the Holder of such Security without service charge a new Security or Securities of the same series, of any authorized denomination as requested by such Holder in an aggregate principal amount equal to and in exchange for the unexchanged portion of principal of the Security so surrendered.

         SECTION 1307.     Form of Capital Security Election Form.

         The form of Capital Security Election Form shall be substantially as follows with such additions, deletions or changes thereto as may be approved by the Company:

                        "CAPITAL SECURITY ELECTION FORM

                  To:      [Insert Name and Address of any Exchange Agent]

                  The undersigned Holder of (insert title of Security] ("Securities") of United Virginia Bankshares Incorporated hereby elects to receive on the Exchange Date determined pursuant to the Indenture, dated as of February 1, 1985 ("Indenture"), between United Virginia Bankshares Incorporated and Chemical Bank, Trustee, and referred to in the notice of exchange delivered to the undersigned with this Capital Security Election Form, Capital Securities (as defined in the Indenture) registered in the name of such Holder of Securities of United Virginia Bankshares Incorporated with a Market Value (as defined in the Indenture) equal to the principal amount of the Securities being exchanged which are registered in the name of the undersigned Holder. Unless this Capital Security Election Form is received by any Exchange Agent named above at the address shown above on or prior to 19 , the Holder will be deemed to have elected to participate in the sale of the Holder's Capital Securities in the Secondary Offering and will receive cash on the Exchange Date in an amount equal to the principal amount of all Securities being exchanged owned by the Holder. All terms used herein and not otherwise defined herein shall have the meanings specified in the Indenture.

         Dated
               --------------------------             --------------------------
                                                           Name of Holder

         SECTION 1308.     Covenants of the Company.

         (a) The Company agrees that all Capital Securities issued in exchange for Securities will upon issuance be duly and validly issued and, if applicable, fully paid and nonassessable. If any Capital Securities required to be exchanged for Securities hereunder require registration with or approval of any governmental authority under any Federal or State law, or any national securities exchange, before such Capital Securities may be issued, the Company shall use its best efforts to cause such Capital Securities to be duly registered or approved, as the case may be. The Company will pay any and all transfer, stamp or similar taxes that may be payable in respect of the issue or delivery of Capital Securities in exchange for Securities pursuant hereto.

         (b) The Company unconditionally undertakes to sell Capital Securities in each Secondary Offering (and to bear all expenses of each Secondary Offering, including underwriting discounts and commissions) at the times and in the manner required by this Indenture unless all Holders of the Securities of any series to be exchanged have duly elected to receive Capital Securities on the related Exchange Date.

         (c) The Company agrees to indemnify and hold harmless any Holder for the account of whom Capital Securities are being offered and sold in connection with any Secondary Offering and any underwriter, agent or other similar person from and against any and all losses, claims, damages and liabilities resulting from or based upon any untrue statement or alleged untrue statement of any material fact contained in any notice of exchange, any offering memorandum or selling document or registration statement relating to the Secondary Offering, any preliminary prospectus or prospectus contained therein, or any amendment thereof or supplement thereto, or resulting from or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or resulting from the Company's failure to comply with Section 1308(a); provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement, alleged untrue statement, omission or alleged omission made therein , (i) in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such

Holder specifically for use in connection with the preparation thereof or (ii) because of such Holder's failure to advise the Company in writing that any assumption described in Section 1303(a)(10) is incorrect. In connection with any Secondary Offering, the Company agrees to obtain usual and appropriate indemnification of any Holder for the account of whom Capital Securities are being offered and sold in any Secondary Offering from any underwriter, agent or other similar person.

         SECTION 1309. Revocation of Obligation to Exchange Capital Securities for Securities.

         The Company's obligation to exchange Capital Securities for Securities of any series as provided in Section 1301 is absolute and unconditional; provided, however, that such obligation may be revoked at the option of the Company at any time on not less than 60 days' prior notice given in the manner provided in Section 1303(b) to the Holders of Securities of such series, the Trustee and the Exchange Agent, if the Company shall determine that the Securities of such series do not constitute primary capital of the Company under applicable regulations of its Primary Federal Regulator or if the Securities of such series shall cease being treated as primary capital of the Company by its Primary Federal Regulator or if approval of its Primary Federal Regulator is obtained for such revocation and, in each case, shall furnish the Trustee with an Opinion of Counsel to such effect.

         In the event such obligation is revoked,

         (a) the Company will pay the percentage of the principal amount established in the terms of the Securities of such series in cash from any source on the Stated Maturity thereof, and

         (b) the Company may, at any time when pursuant to their terms such Securities are redeemable, on not less than 30 nor more than 60 days' prior notice, redeem the Securities of such series, in whole or in part, for cash from any source at the percentage of the principal amount established in the terms of the Securities of such series, plus accrued interest to the Redemption Date.

         SECTION 1310.     Optional Securities Fund.

         (a) (1) With respect to Securities of any series which provide that the Securities of such series are exchangeable for Capital Securities, the Company may elect to create and establish a segregated fund (the "Optional Securities Fund") with the Trustee into which funds may at any time be deposited by the Company to the extent and under the provisions set forth in
Section 1402 as if the Optional Securities Fund, were a Securities Fund to be used to pay the principal of the Securities of such series. The Optional Securities Fund shall be governed by the terms of Securities of such series and (except as otherwise specified as contemplated by Section 301) this Section.

         (2) Notwithstanding any provision to the contrary contained in this Indenture or in the Securities of any series, neither funds deposited in an Optional Securities Fund, nor any other property from time to time held in an Optional Securities Fund, shall be deemed to be, for any purpose, property of the Holders of the Securities or trust funds, and an Optional Securities Fund shall not constitute security for the payment of the Securities.

         (b) In lieu of, or in addition to, any exchange of Capital Securities for Securities of any series which may be made in accordance with the provisions of this Article, the Company may elect to redeem the Securities of such series, in whole or in part, in accordance with Article Eleven of this Indenture and the terms of the Securities of such series by paying the principal of such Securities with funds deposited in the Optional Securities Fund for such series at a price equal to the percentage of the principal amount established in the terms of the Securities of such series on the Redemption Date of the Securities to be so redeemed and (except if such Redemption Date shall be an Interest Payment Date) accrued interest on such Securities. If such Redemption Date is an Interest Payment Date, the interest payable on such date shall be paid to the Holder of Securities of such Series according to the terms of the Securities of such series and the provisions of Section 307.

         (c) Funds held in the Optional Securities Fund shall be invested and reinvested by the Trustee in accordance with the provisions of Section 1404 as if the Optional Securities fund were a Securities Fund.

         (d) Funds held in the Optional Securities Fund shall be repaid to the Company in accordance with the provisions of Section 1405 as if the Optional Securities Fund were a Securities Fund.

         (e) In the event that Securities of a series are to be redeemed from the Optional Securities Fund, the Trustee shall pay to any Paying Agent funds in the Optional Securities Fund for the payment of the principal of Securities of such series in accordance with the provisions of Section 1406 as if the Optional Securities Fund were a Securities Fund.

         SECTION 1311. Provision in Case of Consolidation, Merger or Transfer of Assets.

         In case of any consolidation of the Company with, or merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in case of any conveyance or transfer of the properties and assets of the Company substantially as an entirety, the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall have the right thereafter to receive securities of such successor on the Exchange Date for such Security with a Market Value equal to the principal amount of such Security. The above provisions of this Section shall similarly apply to successive consolidations, mergers, conveyances or transfers.

         SECTION 1312.     Responsibility of Trustee.

         The Trustee shall not at any time be under any duty or responsibility to any Holder of Securities of any series to be exchanged to determine the Market Value of any Capital Securities delivered in exchange for Securities of such series and may rely on and shall be entitled to receive prior to any Exchange Date for Securities of such series an Officers' Certificate of the Company as to the Market Value of the Capital Securities being exchanged for the Securities of such series and the amount of Capital Securities being exchanged for each $1,000 principal amount of Securities of such series and that such Capital Securities qualify as Capital Securities under the definition thereof contained in this Indenture. The Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any Capital Securities which may at any time be issued or delivered in exchange for any Security; and the Trustee does not make any representation with respect thereto. The Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver any Capital Securities or Capital Security certificates or other securities or property upon the surrender of any Security for the purpose of exchange or to comply with any of the covenants of the Company contained in this Article.

                               ARTICLE FOURTEEN
                                SECURITIES FUNDS

         SECTION 1401.     Creation of a Securities Fund.

         When specified in a Board Resolution, Officers' Certificate or supplemental indenture pursuant to Sections 201 and 301 for the Securities of any series, the Company will create and establish a segregated fund (a "Securities Fund") with the Trustee into which funds shall be deposited by the Company as provided in Section 1402 for the Securities of such series. Notwithstanding any provision to the contrary contained in this Indenture or in the Securities of any series, neither funds deposited in a Securities Fund, nor any other property from time to time held in a Securities Fund, shall be deemed to be, for any purpose, property of the Holders of the Securities or trust funds, and a Securities Fund shall not constitute security for the payment of the Securities.

         SECTION 1402.     Deposits into a Securities Fund.

         Amounts in any Securities Fund will consist solely of (i) the net proceeds from the sale of Capital Securities for cash ("Cash Proceeds") from time to time, (ii) funds not exceeding the market value, as determined by the Company, of Capital Securities sold from time to time in exchange for other property, less the expenses to effect any such exchanges ("Exchange Proceeds") and (iii) other funds which the regulations of the Primary Federal Regulator then permit to be deposited in the Securities Fund, in each case which the Company shall from time to time elect to deposit with the Trustee for deposit into such Securities Fund. Any amount deposited by the Company with the Trustee in any Securities Fund shall be accompanied by an Officers' Certificate stating that (a) such amount is being deposited for the Securities of the series identified in such Officers' Certificate and not for any other Securities and
(b) such amount, together with all amounts theretofore deposited into such Securities Fund, do not exceed the sum of the aggregate Cash Proceeds, Exchange Proceeds and any amounts deposited pursuant to Clause (iii) of the foregoing sentence after the date of initial issuance of the Securities of the applicable series. All amounts received by the Trustee which are accompanied by an Officers' Certificate to the foregoing effect (and no other amounts) shall be deposited by the Trustee into such Securities Fund.

         SECTION 1403. Covenant of the Company to Sell or Cause to be sold Capital Securities and Deposit Proceeds.

         The Company hereby covenants and agrees with regard to the Securities of any series for which a Securities Fund is required to be maintained that (i) by the Interest Payment Date which occurs on or next preceding the date when one-third of the period from the date of issuance of the Securities of such series to their Stated Maturity has elapsed, it will have sold Capital Securities, either for cash or in exchange for other property, in a sufficient amount so that the aggregate of the Cash Proceeds, Exchange Proceeds and other funds eligible for deposit pursuant to Section 1402 will equal at least one-third of the original aggregate principal amount of the Securities of such series (or such lesser amount as the Primary Federal Regulator may permit from time to time), and will have deposited funds equivalent to such amount into the Securities Fund established with regard to such series, (ii) by the Interest Payment Date which occurs on or next preceding the date when two-thirds of the period from the date of issuance of the Securities of such series to their Stated Maturity has elapsed, it will have sold Capital Securities, either for cash or in exchange for other property, in a sufficient amount so that the aggregate of the Cash Proceeds, Exchange Proceeds and other funds eligible for deposit pursuant to Section 1402 will equal at least two-thirds of the original aggregate principal amount of the Securities of such series (or such lesser amount as the Primary Federal regulator may permit from time to time) and will have deposited funds equivalent to such amount into such Securities Fund, (iii) by 60 days prior to the Stated Maturity of the Securities of such series, it will have sold Capital Securities, either for cash or in exchange for other property, in a sufficient. amount so that the aggregate of the Cash Proceeds, Exchange Proceeds and other funds eligible for deposit pursuant to Section 1402 will equal not less than the original aggregate principal amount of the Securities of such series (or such lesser amount as the Primary Federal Regulator may permit from time to time) and will have deposited funds equivalent to such amount into such Securities Fund; and (iv) by 10 days prior to the Stated Maturity of the Securities of such series, if the aggregate amount of funds in such Securities Fund is not sufficient to pay all of the principal of (and premium, if any) on the Securities of such series coming due, it will have sold Capital Securities in a sufficient amount so that the aggregate of the Cash Proceeds, the Exchange Proceeds and other funds eligible for deposit pursuant to Section 1402 will equal not less than the amount necessary in order to provide sufficient funds for such payment and will have deposited additional funds equivalent to such amount into such Securities Fund; provided, however, that such covenant and agreement of the Company shall be cancelled, and any amounts theretofore paid into any such Securities Fund will, upon Company Request, be repaid to it, (x) in the event that the Company shall determine that the indebtedness represented by the Securities of such series in excess of amounts theretofore deposited into such Securities Fund does not constitute primary capital of the Company under applicable regulations of its Primary Federal Regulator or if such indebtedness shall cease being treated as primary capital of the Company by its Primary Federal Regulator or if approval of its Primary Federal Regulator is obtained for such revocation and, in each case, the Company shall furnish the Trustee with an Opinion of Counsel to such effect, or (y) if the Company shall have exchanged or redeemed such Securities pursuant to the terms of the Securities of such series.

         SECTION 1404.     Investment of Moneys in a Securities Fund.

         Moneys held in a Securities Fund shall be invested and reinvested by the Trustee in specified Qualifying Investments, and such investments and reinvestments shall be liquidated or disposed of, all at the direction of the Company, each such direction to be in a written instrument (or orally in which case the Company shall promptly confirm such directions in a written instrument) signed by an authorized officer of the Company. All such investments shall be held by or under the control of the Trustee and shall be deemed at all times to be a part of such Securities Fund. All interest or discount earned on such investments and any profit realized therefrom shall be promptly paid to the Company and will not be deemed to be part of such Securities Fund. The Company shall not direct the Trustee to make any investments or reinvestments other than those permitted by law and this Indenture. In making, disposing of or liquidating any such investments and reinvestments the Trustee may rely on directions delivered to it pursuant to this Section, and the Trustee shall be relieved of all liability with respect to making, disposing of or liquidating such investments and reinvestments in accordance with such directions and shall not be responsible for any losses incurred in connection with such investments or reinvestments or the disposition or liquidation thereof.

         SECTION 1405.     Repayment to the Company from a Securities Fund.

         In the event that the Company shall have redeemed any of the Securities of any series for which a Securities Fund is required to be maintained other than out of the Securities Fund, there shall forthwith be repaid by the Trustee to the Company from the Securities Fund for the Securities of such series an amount of funds not in excess of the principal amount of Securities so redeemed. Any amounts remaining in such Securities Fund after redemption of all the Securities of such series or after payment in full of the principal of and interest on all the Securities of such series (or provision for the payment thereof as provided in Article Four of this Indenture) and of the fees, charges and expenses of the Trustee shall be repaid to the Company. Prior to any repayment by the Trustee to the Company of amounts from a Securities Fund as provided in this Section, the Trustee shall have been furnished with a Company Order requesting repayment of a specified amount from such Securities Fund and an Officers' Certificate certifying that the conditions precedent to any such repayment have been satisfied and, in the case of a repayment based upon the redemption of Securities pursuant to the terms of the Securities of such series, certifying as to the principal amount of the Securities so redeemed.

         SECTION 1406.     Payment to Paying Agent from a Securities Fund.

         On the Business Day next preceding the Stated Maturity of the Securities of a series for which a Securities Fund is required to be maintained or any date fixed for redemption of such Securities, the Trustee shall, upon Company Order, pay to the Paying Agent in a Place of Payment such amount as is available in the Securities Fund for the Securities of such series and necessary to pay the principal of (and premium, if any) on Securities becoming due on such date. Subject to the provisions of Article Fifteen and of the last sentence of Section 1401, upon declaration of acceleration upon the occurrence of an Event of Default, the Trustee shall apply such amount as is available in the Securities Fund and necessary to pay the principal of (and premium if any) and interest on Securities which have become due and payable.

                                ARTICLE FIFTEEN
                          SUBORDINATION OF SECURITIES

         SECTION 1501.     Securities Subordinate to Senior Indebtedness.

         The Company covenants and agrees that anything in this Indenture or the Securities of any series to the contrary notwithstanding, the indebtedness evidenced by the Securities of each series is subordinate and junior in right of payment to all Senior Indebtedness to the extent provided herein, and each Holder of Securities of each series, by his acceptance thereof, likewise covenants and agrees to the subordination herein provided and shall be bound by the provisions hereof. Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Indebtedness or extension or renewal of the Senior Indebtedness.

         In the event that the Company shall default in the payment of any principal of (or premium, if any) or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest on any of the Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities or by exchange for Capital Securities.

         In the event of

         (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property,

         (b) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

         (c)      any assignment by the Company for the benefit of creditors, or

         (d)      any other marshalling of the assets of the Company,

all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders of the Securities, together with the holders of any obligations of the Company ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Securities and such other obligations.

         In the event that, notwithstanding the foregoing, any payment or distribution of any character, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), or any security shall be received by the Trustee or any Holder in contravention of any of the terms hereof, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

         No present or future holder of any Senior Indebtedness shall be prejudiced in the right to enforce subordination of the indebtedness evidenced by the Securities by any act or failure to act on the part of the Company. Nothing contained herein shall impair, as between the Company and the Holders of Securities of each series, the obligation of the Company to pay to such Holders the principal of (and premium, if any) and interest on such Securities or prevent the Trustee or the Holder from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a Default or Event of Default hereunder, all subject to the rights of the holders of the Senior Indebtedness to receive cash, securities or other property otherwise payable or deliverable to the Holders.

         Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Indebtedness then outstanding. Upon the payment in full of all Senior Indebtedness, the Holders of Securities of each series shall be subrogated to all rights of any holders of Senior Indebtedness to receive any further payments or distributions applicable to the Senior Indebtedness until the indebtedness evidenced by the Securities of such series shall have been paid in full, and such payments or distributions received by such Holders, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior

Indebtedness shall, as between the Company and its creditors other than the holders of Senior Indebtedness, on the one hand, and such Holders, on the other hand, be deemed to be a payment by the Company on account of Senior Indebtedness, and not on account of the Securities of such series.

         The provisions of this Section 1501 shall not impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

         The securing of any obligations of the Company, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.


         SECTION 1502. Trustee and Holders of Securities May Rely on Certificate of Liquidating Agent; Trustee May Require Further Evidence to Ownership of Senior Indebtedness; Trustee Not Fiduciary Holders to Senior Indebtedness.

         Upon any payment or distribution of assets of the Company referred to in this Article Fifteen, the Trustee and the Holders shall be entitled to rely upon an order or decree made by any court of competent jurisdiction in which such dissolution or winding upon liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fifteen. In the absence of any such bankruptcy trustee, receiver, assignee or other Person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payments or distributions pursuant to this Article Fifteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article Fifteen, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness.

         SECTION 1503.     Payment Permitted If No Default.

         Nothing contained in this Article Fifteen or elsewhere in this Indenture, or in any of the Securities, shall prevent (a) the Company at any time, except during the pendency of any dissolution, winding up, liquidation or reorganization proceedings referred to in, or under the conditions described in, Section 1501, from making payments of the principal of (or premium, if any) or interest on the Securities or delivering Capital Securities in exchange for Securities on the Exchange Date, or (b) the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder to payments of the principal of (or premium, if any) or interest on the Securities or the delivery by any Exchange Agent of Capital Securities in exchange for Securities on the Exchange Date, if, at the time of such deposit or exchange, the Trustee, such Paying Agent or Exchange Agent, as the case may be, did not have the written notice provided for in Section 1504 of any event prohibiting the making of such deposit or exchange, or if, at the time of such deposit or exchange (whether or not in trust) by the Company with the Trustee, Paying Agent (other than the Company) or Exchange Agent such payment or exchange would not have been prohibited by the provisions of this Article, and the Trustee, any Paying Agent or Exchange Agent shall not be affected by any notice to the contrary received by it on or after such date.

         SECTION 1504. Trustee and Exchange Agent Not Charged with Knowledge of Prohibition.

         Anything in this Article Fifteen or in elsewhere in this Indenture contained to the contrary notwithstanding, the Trustee and any Exchange Agent shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of money to or by the Trustee or the delivery of Capital Securities by any Exchange Agent and shall be entitled conclusively to assume that no such facts exist and that no event specified in
Section 1501 has happened, until the Trustee or Exchange Agent, as the case may be, shall have received an Officers' Certificate to that effect or notice in writing to that effect signed by or on behalf of the holder or holders, or their representatives, of Senior Indebtedness who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee or Exchange Agent, as the case may be, to be such holder or holders or representatives or from any trustee under any indenture pursuant such Senior Indebtedness shall be outstanding; provided, however, that, if prior to the third Business Day preceding the date upon which by the terms hereof any money becomes payable or Capital Securities are required to be delivered for any purpose (including, without limitation, the payment of either the principal of or interest on any Security), or in the event of the execution of an instrument pursuant to Section 401 acknowledging satisfaction and discharge of this Indenture, then if prior to the second Business Day preceding the date of such execution, the Trustee, any Paying Agent or Exchange Agent shall not have received with respect to such money or Capital Securities the Officers' Certificate or notice provided for in this Section 1504, then, anything herein contained to the contrary notwithstanding, the Trustee, such Paying Agent or Exchange Agent shall have full power and authority to receive such money and Capital Securities and apply the same to the purpose for which they were received and shall not be affected by the notice to the contrary which may be received by it on or after such date. The Company shall give prompt written notice to the Trustee, to the Paying Agent and to the Exchange Agent of any facts which would prohibit the payment of money or the delivery of Capital Securities to or by the Trustee, any Paying Agent or Exchange Agent.

         SECTION 1505.     Trustee to Effectuate Subordination.

         Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as between such Holder and holders of Senior Indebtedness as provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.

         SECTION 1506.     Rights of Trustee as Holder of Senior Indebtedness.

         The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at the time be held by it, to the same extent as any other holder of Senior indebtedness; provided, however, that nothing in this Indenture shall deprive the Trustee of any of its rights as such holder; and provided, further, that nothing in this Article shall apply to claims of, or payments to the Trustee under or pursuant to
Section 607.

         SECTION 1507.     Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1504 and 1506 shall not apply to the Company or any Affiliate of the Company if the Company or such Affiliate acts as Paying Agent.

         SECTION 1508. Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Indebtedness.

         No right of any present or future holsters of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Indebtedness, or amend or supplement any instrument pursuant to which any such Senior Indebtedness is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness, including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders of the Securities or the Trustee and without affecting the obligations of the Company, the Trustee or the Holders of the Securities under this Article.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[Seal]                              UNITED VIRGINIA BANKSHARES
                                           INCORPORATED


                                    By:  /s/ C. Garland Hagen
                                        --------------------------------------
                                         Senior Vice President
                                         and Treasurer
Attest:


       /s/ Lewis B. Flinn, Jr.
-----------------------------------
       Senior Vice President
       and Secretary


[seal]                              CHEMICAL BANK, Trustee



                                    By:  /s/ William Berls
                                        --------------------------------------
                                         Vice President
Attest:


       Peter Morse
-----------------------------------
       Trust Officer